UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 25, 2013

LEXMARK INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14050	06-1308215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lexmark Centre Drive
740 West New Circle Road
Lexington, Kentucky 40550
(Address of Principal Executive Offices) (Zip Code)

(859) 232-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 25, 2013, Lexmark International, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “2013 Annual Meeting).  As described in Item 5.07 of this Current Report on Form 8-K, at the 2013 Annual Meeting, the Company’s stockholders approved the Lexmark International, Inc. 2013 Equity Compensation Plan, effective as of April 25, 2013 (the “2013 Plan”).  The Company’s named executive officers, as well as other employees of the Company, are eligible to participate in the 2013 Plan.

A summary of the material terms of the 2013 Plan is set forth in “Proposal 5 – Approval of the Company’s 2013 Equity Compensation Plan” on pages 68 through 75 of the Company’s Definitive Proxy Statement filed on Schedule 14A with the Securities and Exchange Commission on March 14, 2013 (the “Proxy Statement”).  The summary and the above description of the 2013 Plan do not purport to be complete, and are qualified in their entirety by reference to the 2013 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 of this Current Report on Form 8-K, at the 2013 Annual Meeting, the Company’s stockholders voted on and approved an amendment to the Company’s Restated Certificate of Incorporation to declassify the Board of Directors. A copy of the Company’s Restated Certificate of Incorporation, as amended and restated effective April 25, 2013, is filed as Exhibit 3.1 to this Current Report on Form 8-K, and incorporated herein by reference. The Company filed the Restated Certificate of Incorporation, as approved by the Company’s stockholders, with the Delaware Secretary of State on April 25, 2013.

In consideration of the amendments to the Company’s Restated Certificate of Incorporation to declassify the Board of Directors, the Company’s Board of Directors amended and restated the Company’s By-Laws to declassify the Board of Directors.  The By-Laws of the Company, as amended and restated effective April 25, 2013, is filed as Exhibit 3.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2013 Annual Meeting, a total of 53,729,534 shares of the Company's Class A Common Stock, par value $0.01 per share, were present or represented by proxy at the meeting, representing 84.49% of the Company's shares outstanding as of the February 28, 2013 record date.

At the 2013 Annual Meeting, the proposals submitted for a vote of the Company’s stockholders and the related results are as follows:

(1)
The election of Kathi P. Seifert, Jean-Paul L. Montupet, Paul A. Rooke and W. Roy Dunbar as Class I Directors of the Company for terms expiring in 2016.  The stockholders elected the four directors by the following votes:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Kathi P. Seifert	49,182,986	631,993	71,286	3,843,269
Jean-Paul L. Montupet	47,222,288	2,589,952	74,025	3,843,269
Paul A. Rooke	49,124,835	691,586	69,844	3,843,269
W. Roy Dunbar	49,303,890	511,344	71,031	3,843,269

The terms of office of each of Jared L. Cohon, J. Edward Coleman, William R. Fields, Ralph E. Gomory, Stephen R. Hardis, Sandra L. Helton, Robert Holland, Jr. and Michael J. Maples as directors of the Company, continued after the meeting.

(2)
The ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2013. The stockholders ratified the appointment of PwC by the following votes:

Votes For	53,480,332
Votes Against	178,669
Abstentions	70,533

(3)
The approval of a non-binding advisory resolution approving the compensation of the Company’s Named Executive Officers, as described in the Compensation Discussion and Analysis section and compensation tables and narrative disclosure of the Company’s Proxy Statement. The stockholders approved the non-binding advisory resolution on executive compensation by the following votes:

Votes For	48,599,070
Votes Against	1,130,063
Abstentions	157,132
Broker Non-Votes	3,843,269

(4)
The approval of an amendment to the Company’s Restated Certificate of Incorporation to declassify the board of directors.  The stockholders approved the amendment to the Company’s Restated Certificate of Incorporation to declassify the board of directors by the following votes:

Votes For	49,637,992
Votes Against	164,021
Abstentions	84,252
Broker Non-Votes	3,843,269

(5)	The approval of the Company’s 2013 Equity Compensation Plan. The stockholders approved the 2013 Equity Compensation Plan by the following votes:

Votes For	44,243,676
Votes Against	5,503,797
Abstentions	138,792
Broker Non-Votes	3,843,269

Item 8.01.            Other Events.

A copy of the press release issued by the Company on April 25, 2013, announcing the Company’s quarterly dividend and the results of the 2013 Annual Meeting is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01.            Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
3.1	Restated Certificate of Incorporation of the Company
3.2	Company By-Laws, as amended and restated, April 25, 2013.
10.1	Lexmark International, Inc. 2013 Equity Compensation Plan.+
99.1	Press Release issued by Lexmark International, Inc., dated April 25, 2013.
+ Indicates management contract or compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexmark International, Inc.
(Registrant)

April 26, 2013

By: /s/ Robert J. Patton
Robert J. Patton
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Restated Certificate of Incorporation of the Company
3.2	Company By-Laws, as amended and restated, April 25, 2013.
10.1	Lexmark International, Inc. 2013 Equity Compensation Plan.+
99.1	Press Release issued by Lexmark International, Inc., dated April 25, 2013.
+ Indicates management contract or compensatory plan, contract or arrangement.